Exhibit 3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Foreign Private Issuer on Form 6-K of Petro-Canada (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald A. Brenneman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald A. Brenneman
Ronald A. Brenneman
Chief Executive Officer

January 29, 2004

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Foreign Private Issuer on Form 6-K of Petro-Canada (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ernest F. H. Roberts, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ernest F. H. Roberts
Ernest F. H. Roberts
Senior Vice-President and Chief Financial Officer

January 29, 2004